                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned, hereby constitute Charles W. Cramb and Richard K. Willard, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below, the Annual Report on Form 10-K pursuant to Section 13 of the Securities Exchange Act of 1934, filed for the Company with the Securities and Exchange Commission for the year ended December 31, 2001, and any and all amendments and supplements thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Report and to any and all amendments and supplements to said Report.

     WITNESS Our Hand and Seal on the Date set forth below.

                    SIGNATURES                                    TITLE                      DATE
                    ----------                                    -----                      ----

                /s/ JAMES M. KILTS                   Chairman of the Board of of        March 14, 2002
---------------------------------------------------  Directors, Chief Executive
                  James M. Kilts                     Officer and Director

               /s/ EDWARD F. DEGRAAN                 President, Chief Operating         March 14, 2002
---------------------------------------------------  Officer and Director
                 Edward F. DeGraan

               /s/ CHARLES W. CRAMB                  Senior Vice President and Chief    March 14, 2002
---------------------------------------------------  Financial Officer
                 Charles W. Cramb

               /s/ CLAUDIO E. RUBEN                  Vice President, Controller and     March 14, 2002
---------------------------------------------------  Principal Accounting Officer
                 Claudio E. Ruben

               /s/ WARREN E. BUFFETT                 Director                           March 14, 2002
---------------------------------------------------
                 Warren E. Buffett

                /s/ WILBUR H. GANTZ                  Director                           March 14, 2002
---------------------------------------------------
                  Wilbur H. Gantz

              /s/ MICHAEL B. GIFFORD                 Director                           March 14, 2002
---------------------------------------------------
                Michael B. Gifford

               /s/ CAROL R. GOLDBERG                 Director                           March 14, 2002
---------------------------------------------------
                 Carol R. Goldberg

              /s/ DENNIS F. HIGHTOWER                Director                           March 14, 2002
---------------------------------------------------
                Dennis F. Hightower

               /s/ HERBERT H. JACOBI                 Director                           March 14, 2002
---------------------------------------------------
                 Herbert H. Jacobi

                /s/ HENRY R. KRAVIS                  Director                           March 14, 2002
---------------------------------------------------
                  Henry R. Kravis

              /s/ JORGE PAULO LEMANN                 Director                           March 14, 2002
---------------------------------------------------
                Jorge Paulo Lemann

             /s/ RICHARD R. PIVIROTTO                Director                           March 14, 2002
---------------------------------------------------
               Richard R. Pivirotto

               /s/ MARJORIE M. YANG                  Director                           March 14, 2002
---------------------------------------------------
                 Marjorie M. Yang